                                                    SECOND AMENDMENT


                  THIS  SECOND AMENDMENT is  made effective as  of February 2,
            1994 with reference to the Employment Agreement dated October 18, 1993 by and between Westwood One, Inc. (the "Company") and Norman
            J. Pattiz ("Employee"), as amended by the First Amendment dated January 26, 1994 (the "Agreement").

                  WHEREAS, Employee  and the  Company desire to  amend certain provisions of the Agreement and except for such amendment to have such Agreement remain in full force and effect;

                  NOW, THEREFORE, for valuable consideration, the receipt  and sufficiency of which is acknowledged, Employee and Company hereby agree as follows:

                  The Agreement is hereby amended as follows:

                  1.    Section 3.1 (Salary and Bonus).

                  The  Agreement  shall be  amended  by  adding the  following sentence to the end of Section 3.1:

                  "Notwithstanding anything in this Agreement to the contrary, the incentive compensation determined and payable as set forth on Schedule 2 shall be determined in accordance with
                  Section 162(m) of the Internal Revenue Code of 1986, as amended, and the final regulations promulgated by the United States Treasury Department thereunder."

                  2.    Schedule 2.

                  Schedule 2 to the Agreement shall be amended and restated in its entirety to read as set forth on the Schedule 2 attached hereto and incorporated in the Agreement by this reference.

                  3.    Limited Effect of Amendment.

                  Each and every one of the  other terms and conditions of the
            Agreement shall remain unchanged and in full force and effect, and the Agreement shall be amended only as specifically set forth herein.









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

                    IN WITNESS  WHEREOF, the  parties hereto have  executed this
            Agreement as of the date first set forth above.


            EMPLOYEE                                  WESTWOOD ONE, INC.



            NORMAN J. PATTIZ                   By:    ERIC R. WEISS
            _________________________                 ___________________
            Norman J. Pattiz                          Eric R. Weiss
                                                      Executive Vice President








































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

                                                         SCHEDULE 2


                                CASH INCENTIVE COMPENSATION


                  For  each fiscal year  of the  Company, commencing  with the fiscal year ending November 30, 1994, that the Company meets or exceeds its EBITAD target as established by the Compensation Committee of the Board of Directors (or other similar committee of the Board of Directors meeting the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended) not later than 90 days after the beginning of each such fiscal year, Employee will be entitled to receive cash incentive compensation ("CIC Bonus") as follows:


                               Fiscal Year          CIC Bonus
                               ___________          _________
                               1994                 $250,000
                               1995                 $275,000
                               1996                 $302,500
                               1997                 $332,750
                               1998                 $366,025




                  If  the termination date of this Agreement is other than the last day of a fiscal year, Employee will be entitled to a pro-rated CIC Bonus for the portion of the year preceding the termination date if the EBITAD target is met through the end of the month ending on or next preceding the termination date.

                  EBITAD means earnings  before interest, taxes,  amortization and depreciation as reported in the Company's Form 10-K for the fiscal year, or, if for a portion of the year, as approved by the Board based on the Company's books and records.

                  The CIC Bonus for any  year shall be paid not later  than 30 days after the filing by the Company of its Form 10-K with the Securities and Exchange Commission for such year, or if the CIC bonus is for a part of the year, not later than 60 days after the end of the last month taken into account in determining whether the EBITAD target is met.







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